QUALIFIED UNIT INVESTMENT
                        LIQUID TRUST SERIES ("QUILTS")

                QUILTS ASSET BUILDER - U.S. TREASURY SERIES 15

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement (the "Agreement") dated September 21, 1995 among Quest for Value Distributors, as Depositor, and The Chase Manhattan Bank (National Association), as Trustee and Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Quest For Value's Unit Investment Laddered Trust Series ("QUILTS") And Subsequent Series And Any Other Future Trusts For Which Quest For Value Distributors Acts As Sponsor" dated June 28, 1995 (the "Indenture") as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                               WITNESSETH THAT:


                  WHEREAS, this Agreement is a Reference Trust Agreement as defined in Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in
Section 1.1 (2) of the Indenture;

                  WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:


                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

                  Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following sections of the Indenture hereby are amended as follows:

                  (a) All references to the words "United States Trust Company of New York" appearing therein are hereby deleted and the words "The Chase Manhattan Bank (National Association)" are hereby added in place thereof.

                  (b) Section 1.1(18) is hereby amended by deleting the words "The Bank of New York" and inserting the words "The Chase Manhattan Bank (National Association)" in place thereof.

                  (c) Section 3.14 is hereby amended by deleting subparagraph (b).

                  Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor, Trustee and Evaluator hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated September 21, 1995, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and, as to the Trustee, its charter and permit to exercise fiduciary powers and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  Section 1. The following special terms and conditions are hereby agreed to:

                  (a) The Securities (including Contract Securities) listed in Schedule A hereto have been deposited in the Trust under this Agreement.

                  (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 500,000.


C/M:  11205.0009 284764.1

                  (c) For the purposes of the definition of Unit in item (19) of Section 1.1, the fractional undivided interest in and ownership of the Trust per 1,000 Units initially is 1/500 as of the date hereof.

                  (d) The term Record Date shall mean the date on which a Security matures.

                  (e) The term Payment Date shall mean the last business day of the month in which a Record Date occurs. In computing the distribution to be made in respect of the Record Date occurring on the maturity of the last maturing zero-coupon Security, the Trustee may take into account the proceeds of any interest-bearing Security to be received subsequent to such Record Date and on or before the related Payment Date.

                  (e) The First Settlement Date shall mean September
27, 1995.

                  (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the date of the last deposit of Additional Securities.

                  (h) For purposes of Section 6.4, the Trustee shall be paid per annum $0.35 per 1,000 Units.

                  (i) For purposes of Section 7.4, the Depositor's maximum supervisory annual fee is hereby specified to be $.10 per $1,000 principal amount of Securities.

                  (j) The fiscal year for the Trust shall end on June 30th of each year.

                  (k) For purposes of these Series of Qualified Unit Investment Liquid Trust Series ("QUILTS"), the form of Certificate set forth in the Indenture shall be appropriately modified to reflect the titles of these Series as set forth above.


                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                           [Signatures on separate pages]


                                      -2-
C/M:  11205.0009 284764.1

                                          QUEST FOR VALUE DISTRIBUTORS
                                                as Depositor

                                          By: OPPENHEIMER FINANCIAL CORP.
                                                as Managing Partner of the
                                                Depositor


                                           By: /s/ Ernest DiLorenzo
                                                Authorized Person




STATE OF NEW YORK                   )
                                    : ss:
COUNTY OF NEW YORK                  )


                  I, Joy L. Hunt, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Ernest DiLorenzo personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be an Authorized Person of Oppenheimer Financial Corp., a Delaware corporation, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act as such Authorized Person and as the free and voluntary act of said Oppenheimer Financial Corp., for the uses and purposes therein set forth.

                  GIVEN under my hand and notarial seal this 21st day of September, 1995.


                                                   Joy L. Hunt
                                                   Notary Public



(SEAL)


My Commission expires:  7/17/97

C/M:  11205.0009 284764.1

                                            THE CHASE MANHATTAN BANK
                                              (NATIONAL ASSOCIATION)
                                               as Trustee and Evaluator


                                            By: /s/ Miguel Cervoni



(SEAL)





STATE OF NEW YORK                   )
                                    :       ss.:
COUNTY OF NEW YORK                  )



                  I, Ada Iris Vega, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Miguel Cervoni personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be a Second Vice President of The Chase
Manhattan Bank (National Association), appeared before me this day in person, and acknowledged that he sealed with the corporate seal of The Chase Manhattan Bank (National
Association) and signed and delivered the said instrument as a free and voluntary act as such Second Vice President and as the free and voluntary act of said The Chase Manhattan Bank (National
Association) for the uses and purposes therein set forth.

                  GIVEN under my hand and notarial seal this 20th day of September,
1995.




                                            Ada Iris Vega
                                            Notary Public



(SEAL)

My Commission expires:  6-30-96


C/M:  11205.0009 284764.1

                                   SCHEDULE A

                                    QUILTS

                            Asset Builder Series 15

                   AS OF DATE OF DEPOSIT, SEPTEMBER 21, 1995




                   Aggregate                                                      Coupon/                  Cost of
  Portfolio        Principal               Title of Securities                    Maturity                Securities
     No.             Amount                Contracted for (1)                      Dates                 to Trust (2)
     ---             ------                ------------------                      -----                 ------------
      1                 $100,000           U.S. Treasury Strip                     0.000%
                                                                                  11/15/96                       $93,737

      2                  100,000           U.S. Treasury Strip                     0.000%                         91,058
                                                                                  5/15/97

      3                  100,000           U.S. Treasury Strip                     0.000%                         88,339
                                                                                  11/15/97

      4                  100,000           U.S. Treasury Strip                     0.000%                         85,802
                                                                                  5/15/98

      5                   90,000           U.S. Treasury Strip                     0.000%                         74,906
                                                                                  11/15/98

      6                   10,000           U.S. Treasury Note                      5.125%                          9,792
                                                                                  11/30/98
              --------------------                                                                  ----------------------
                        $500,000                                                                                $443,634
              ====================                                                                  ======================

                           QUALIFIED UNIT INVESTMENT
                        LIQUID TRUST SERIES ("QUILTS")

               QUILTS LADDERED INCOME - U.S. TREASURY SERIES 16

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement (the "Agreement") dated September 21, 1995 among Quest for Value Distributors, as Depositor, and The Chase Manhattan Bank (National Association), as Trustee and Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Quest For Value's Unit Investment Laddered Trust Series ("QUILTS") And Subsequent Series And Any Other Future Trusts For Which Quest For Value Distributors Acts As Sponsor" dated June 28, 1995 (the "Indenture") as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                               WITNESSETH THAT:


                  WHEREAS, this Agreement is a Reference Trust Agreement as defined in Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in
Section 1.1 (2) of the Indenture;

                  WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:


                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

                  Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following sections of the Indenture hereby are amended as follows:

                  (a) All references to the words "United States Trust Company of New York" appearing therein are hereby deleted and the words "The Chase Manhattan Bank (National Association)" are hereby added in place thereof.

                  (b) Section 1.1(18) is hereby amended by deleting the words "The Bank of New York" and inserting the words "The Chase Manhattan Bank (National Association)" in place thereof.

                  (c) Section 3.14 is hereby amended by deleting subparagraph (b).

                  Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor, Trustee and Evaluator hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated September 21, 1995, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and, as to the Trustee, its charter and permit to exercise fiduciary powers and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  Section 1. The following special terms and conditions are hereby agreed to:

                  (a) The Securities (including Contract Securities) listed in Schedule A hereto have been deposited in the Trust under this Agreement.

                  (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 500,000.

                  (c) For the purposes of the definition of Unit in item (19) of Section 1.1, the fractional undivided interest in and ownership of the Trust per 1,000 Units initially is 1/500 as of the date hereof.

                  (d) The term Record Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on October 15, 1995.

                  (e) The term Payment Date shall mean the last day of each month (or the last business day prior thereto) commencing on October 31, 1995.

                  (f) The First Settlement Date shall mean September 27, 1995.

                  (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the date of the last deposit of Additional Securities.

                  (h) For purposes of Section 6.4, the Trustee shall be paid per annum $1.05 per 1,000 Units.

                  (i) For purposes of Section 7.4, the Depositor's maximum supervisory annual fee is hereby specified to be $.10 per $1,000 principal amount of Securities.

                  (j) The fiscal year for the Trust shall end on June 30th of each year.

                  (k) For purposes of these Series of Qualified Unit Investment Liquid Trust Series ("QUILTS"), the form of Certificate set forth in the Indenture shall be appropriately modified to reflect the titles of these Series as set forth above.


                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                           [Signatures on separate pages]


C/M:  11205.0009 284575.1

                                          QUEST FOR VALUE DISTRIBUTORS
                                                       as Depositor

                                          By: OPPENHEIMER FINANCIAL CORP.
                                                as Managing Partner of the
                                                Depositor


                                           By: /s/ Ernest DiLorenzo
                                                Authorized Person




STATE OF NEW YORK                   )
                                    : ss:
COUNTY OF NEW YORK                  )


                  I, Joy L. Hunt, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Ernest DiLorenzo personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be an Authorized Person of Oppenheimer Financial Corp., a Delaware corporation, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act as such Authorized Person and as the free and voluntary act of said Oppenheimer Financial Corp., for the uses and purposes therein set forth.

                  GIVEN under my hand and notarial seal this 21st day of September, 1995.


                                                   Joy L. Hunt
                                                   Notary Public



(SEAL)


My Commission expires:  7/17/97

C/M:  11205.0009 284575.1

                                            THE CHASE MANHATTAN BANK
                                              (NATIONAL ASSOCIATION)
                                               as Trustee and Evaluator


                                            By: /s/ Miguel Cervoni



(SEAL)





STATE OF NEW YORK                   )
                                    :       ss.:
COUNTY OF NEW YORK                  )


                  I, Ada Iris Vega, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Miguel Cervoni personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be a Second Vice President of The Chase
Manhattan Bank (National Association), appeared before me this day in person, and acknowledged that he sealed with the corporate seal of The Chase Manhattan Bank (National
Association) and signed and delivered the said instrument as a free and voluntary act as such Second Vice President and as the free and voluntary act of said The Chase Manhattan Bank (National
Association) for the uses and purposes therein set forth.

                  GIVEN under my hand and notarial seal this 20th day of September,
1995.


                                            Ada Iris Vega
                                            Notary Public



(SEAL)

My Commission expires:  6-30-96



C/M:  11205.0009 284575.1

                                   SCHEDULE A


                                     QUILTS

                            Treasury Income Series 16

                   AS OF DATE OF DEPOSIT, SEPTEMBER 21, 1995

                                                                                Coupon/              Cost of
    Portfolio       Aggregate Principal        Title of Securities              Maturity            Securities
       No.                Amount               Contracted for (1)               Date(s)            to Trust (2)

        1                      $100,000        U.S. Treasury Note                4.375%                   $98,922
                                                                                8/15/96
        2                       100,000        U.S. Treasury Note                5.625%                    99,703
                                                                                8/31/97
        3                       100,000        U.S. Treasury Note                5.875%                   100,015
                                                                                8/15/98
        4                       100,000        U.S. Treasury Note                6.875%                   103,094
                                                                                8/31/99
        5                       100,000        U.S. Treasury Note                6.250%                   101,094
                              _________                                         8/31/00                 _________
                               $500,000                                                                $  502,828
                               ========                                                                ==========



                     ESTIMATED CASH FLOWS TO UNIT HOLDERS



         The Table below sets forth the per 1,000 Units estimated distributions of interest and principal to Unit Holders. The table assumes no changes in Trust expenses, no redemptions or sales of the underlying U.S. Treasury Obligations prior to maturity and the receipt of all principal due upon maturity. To the extent the foregoing assumptions change actual distributions will vary.


                                                      Estimated Interest   Estimated Principal    Estimated Total
Quilts Treasury Income Series 16                         Distribution         Distribution         Distribution
--------------------------------                         ------------         ------------         ------------

October 1995                                                   2.82                                          2.82
November 1995 - July 1996                                      4.70                                          4.70
August 1996                                                    4.70                200.00                  204.70
September 1996 - July 1997                                     3.99                                          3.99
August 1997                                                    3.99                200.00                  203.99
September 1997                                                 3.53                                          3.53
October 1997 - July 1998                                       3.07                                          3.07
August 1998                                                    3.07                200.00                  203.07
September 1998 - July 1999                                     2.11                                          2.11
August 1999                                                    2.11                200.00                  202.11
September 1999                                                 1.55                                          1.55
October 1999 - July 2000                                       .98                                            .98
August 2000                                                    1.47                200.00                  201.47


                           QUALIFIED UNIT INVESTMENT
                        LIQUID TRUST SERIES ("QUILTS")

               QUILTS LADDERED INCOME - U.S. TREASURY SERIES 17

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement (the "Agreement") dated September 21, 1995 among Quest for Value Distributors, as Depositor, and The Chase Manhattan Bank (National Association), as Trustee and Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Quest For Value's Unit Investment Laddered Trust Series ("QUILTS") And Subsequent Series And Any Other Future Trusts For Which Quest For Value Distributors Acts As Sponsor" dated June 28, 1995 (the "Indenture") as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                               WITNESSETH THAT:


                  WHEREAS, this Agreement is a Reference Trust Agreement as defined in Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in
Section 1.1 (2) of the Indenture;

                  WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:


                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

                  Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following sections of the Indenture hereby are amended as follows:

                  (a) All references to the words "United States Trust Company of New York" appearing therein are hereby deleted and the words "The Chase Manhattan Bank (National Association)" are hereby added in place thereof.

                  (b) Section 1.1(18) is hereby amended by deleting the words "The Bank of New York" and inserting the words "The Chase Manhattan Bank (National Association)" in place thereof.

                  (c) Section 3.14 is hereby amended by deleting subparagraph (b).

                  Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor, Trustee and Evaluator hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated September 21, 1995, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and, as to the Trustee, its charter and permit to exercise fiduciary powers and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  Section 1. The following special terms and conditions are hereby agreed to:

                  (a) The Securities (including Contract Securities) listed in Schedule A hereto have been deposited in the Trust under this Agreement.

                  (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 500,000.

                  (c) For the purposes of the definition of Unit in item (19) of Section 1.1, the fractional undivided interest in and ownership of the Trust per 1,000 Units initially is 1/500 as of the date hereof.

                  (d) The term Record Date shall mean the fifteenth day of the first month of each calendar quarter (or the last business day prior thereto) commencing on January 15, 1996.

                  (e) The term Payment Date shall mean the last day of the first month of each calendar quarter (or the last business day prior thereto) commencing on January 31, 1996.

                  (f) The First Settlement Date shall mean September 27, 1995.

                  (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the date of the last deposit of Additional Securities.

                  (h) For purposes of Section 6.4, the Trustee shall be paid per annum $.80 per 1,000 Units.

                  (i) For purposes of Section 7.4, the Depositor's maximum supervisory annual fee is hereby specified to be $.10 per $1,000 principal amount of Securities.

                  (j) The fiscal year for the Trust shall end on June 30th of each year.

                  (k) For purposes of these Series of Qualified Unit Investment Liquid Trust Series ("QUILTS"), the form of Certificate set forth in the Indenture shall be appropriately modified to reflect the titles of these Series as set forth above.


                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                           [Signatures on separate pages]


C/M:  11205.0009 284763.1

                                          QUEST FOR VALUE DISTRIBUTORS
                                                as Depositor

                                          By: OPPENHEIMER FINANCIAL CORP.
                                                as Managing Partner of the
                                                Depositor


                                           By: /s/ Ernest DiLorenzo
                                                Authorized Person




STATE OF NEW YORK                   )
                                    : ss:
COUNTY OF NEW YORK                  )


                  I, Joy L. Hunt, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Ernest DiLorenzo personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be an Authorized Person of Oppenheimer Financial Corp., a Delaware corporation, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act as such Authorized Person and as the free and voluntary act of said Oppenheimer Financial Corp., for the uses and purposes therein set forth.

                  GIVEN under my hand and notarial seal this 21st day of September, 1995.


                                                   Joy L. Hunt
                                                   Notary Public



(SEAL)


My Commission expires:  7/17/97

C/M:  11205.0009 284763.1

                                            THE CHASE MANHATTAN BANK
                                              (NATIONAL ASSOCIATION)
                                               as Trustee and Evaluator


                                            By: /s/ Miguel Cervoni



(SEAL)





STATE OF NEW YORK                   )
                                    :       ss.:
COUNTY OF NEW YORK                  )


                  I, Ada Iris Vega, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Miguel Cervoni personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be a Second Vice President of The Chase
Manhattan Bank (National Association), appeared before me this day in person, and acknowledged that he sealed with the corporate seal of The Chase Manhattan Bank (National
Association) and signed and delivered the said instrument as a free and voluntary act as such Second Vice President and as the free and voluntary act of said The Chase Manhattan Bank (National
Association) for the uses and purposes therein set forth.

                  GIVEN under my hand and notarial seal this 20th day of September,
1995.


                                            Ada Iris Vega
                                            Notary Public



(SEAL)

My Commission expires:  6-30-96



C/M:  11205.0009 284763.1

                                   SCHEDULE A

                                     QUILTS

                            Treasury Income Series 17

                    AS OF DATE OF DEPOSIT, SEPTEMBER 21, 1995

                                                                                Coupon/              Cost of
    Portfolio       Aggregate Principal        Title of Securities              Maturity            Securities
       No.                Amount               Contracted for (1)               Date(s)            to Trust (2)

        1                      $100,000        U.S. Treasury Note                6.500%                  $101,140
                                                                                4/30/97
        2                       100,000        U.S. Treasury Note                5.875%                   100,172
                                                                                7/31/97
        3                       100,000        U.S. Treasury Note                5.750%                    99,891
                                                                                10/31/97
        4                       100,000        U.S. Treasury Note                5.625%                    99,516
                                                                                1/31/98
        5                       100,000        U.S. Treasury Note                5.125%                    98,250
                              _________                                         4/30/98                 _________
                               $500,000                                                                  $498,969
                               ========                                                                  ========


                     ESTIMATED CASH FLOWS TO UNIT HOLDERS



         The Table below sets forth the per 1,000 Units estimated distributions of interest and principal to Unit Holders. The table assumes no changes in Trust expenses, no redemptions or sales of the underlying U.S. Treasury Obligations prior to maturity and the receipt of all principal due upon maturity. To the extent the foregoing assumptions change actual distributions will vary.


                                                        Estimated Interest   Estimated Principal    Estimated Total
Quilts Treasury Income Series 17                           Distribution         Distribution         Distribution
--------------------------------                           ------------         ------------         ------------

January 1996                                                  17.25                                         17.25
April 1996 - January 1997                                     14.11                                         14.11
April 1997                                                    14.11                200.00                  214.11
July 1997                                                     10.90                200.00                  210.90
October 1997                                                   8.00                200.00                  208.00
January 1998                                                   5.17                200.00                  205.17
April 1998                                                     2.80                200.00                  202.80

                           QUALIFIED UNIT INVESTMENT
                        LIQUID TRUST SERIES ("QUILTS")

               QUILTS LADDERED INCOME - CORPORATE BOND SERIES 2

                           REFERENCE TRUST AGREEMENT

                  This Reference Trust Agreement (the "Agreement") dated September 21, 1995 among Quest for Value Distributors, as Depositor, The Chase Manhattan Bank (National Association), as Trustee and Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Quest For Value's Unit Investment Laddered Trust Series ("QUILTS") And Subsequent Series And Any Other Future Trusts For Which Quest For Value Distributors Acts As Sponsor" dated June 28, 1995 (the "Indenture") as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                               WITNESSETH THAT:

                  WHEREAS, this Agreement is a Reference Trust Agreement as defined in Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in
Section 1.1 (2) of the Indenture; and

                  WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture;

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:

                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

                  Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following sections of the Indenture hereby are amended as follows:

                  (a) All references to the Trustee serving as Evaluator are hereby deleted.

                  (b) All references to the words "United States Trust Company of New York" appearing therein are hereby deleted and the words "The Chase Manhattan Bank (National Association)" are hereby added in place thereof.

                  (c) Section 1.1(9) is hereby amended by deleting the words "United States Trust Company of New York" and inserting the words "Kenny S&P Evaluation Services" in place thereof.

                  (d) Section 1.1(18) is hereby amended by deleting the words "The Bank of New York" and inserting the words "The Chase Manhattan Bank (National Association)" in place thereof.

                  (e) Section 3.5 is hereby amended by adding the following subsection (d):

                           "(d) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account, and pay to the Evaluator the amount that it is at the time entitled to receive pursuant to Section 4.4."

                  (f) Section 3.14 is hereby amended as follows:
(i) by substituting the words "corporate debt" for the words "United States Treasury" in subparagraph (a)(i), and (ii) by revising subparagraph (b) to read as follows:

                           "Each New Security shall be rated at least "BBB" or better by Standard & Poor's Corporation or "Baa" or better by Moody's Investors Service, Inc., or comparably rated by any other nationally recognized credit rating service rating debt obligations which shall be designated by the Depositor."

                  (g) Section 4.1 is hereby amended by substituting the words "corporate debt" for the words "U.S. Treasury" in the third paragraph thereof.

                  (h) The fourth sentence of Section 4.2 is deleted and the following Section 4.4 is added:

                           "Section 4.4. Compensation of Evaluator: As compensation for its services hereunder, the Evaluator shall be paid the fee specified in Part II of the Reference Trust Agreement, provided, that if at any time the fee of the Trustee shall have been increased pursuant to Section 6.4, the compensation of the Evaluator shall at the same time be ratably increased."

                  (i) Section 5.1 is hereby amended by revising the first sentence thereof to read as follows:

                           "The Evaluator shall make an evaluation of the Trust (herein called a "Trust Evaluation") as of the close of trading on the New York Stock Exchange (i) on the last business day of each of the months of December and June, (ii) on the day on which any Unit is tendered for redemption or to the Depositor for repurchase, unless such tender shall occur subsequent to the close of trading on the New York Stock Exchange, in which event on the business day next following such day, and on each business day after the initial public offering has been completed, and (iii) on any other day desired by the Trustee or requested by the Depositor."

                  Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor, Trustee and Evaluator hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated May 17, 1994, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and, as to the Trustee, its charter and permit to exercise fiduciary powers and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  Section 1. The following special terms and conditions are hereby agreed to:

                  (a) The Securities (including Contract Securities) listed in Schedule A hereto have been deposited in the Trust under this Agreement.

                  (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 500,000.


                                             C/M: 11205.0004 188026.1

                  (c) For the purposes of the definition of Unit in item (19) of Section 1.1, the fractional undivided interest in and ownership of the Trust per 1,000 Units initially is 1/500 as of the date hereof.

                  (d) The term Record Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on October 15, 1995.

                  (e) The term Payment Date shall mean the last day of each month (or the last business day prior thereto) commencing on October 31, 1995.

                  (f) The First Settlement Date shall mean September 27, 1995.

                  (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the date of the last deposit of Additional Securities.

                  (h) For purposes of Section 4.4, the Evaluator shall receive for each evaluation of the Securities in the Trust $2.00 per Security for each valuation.

                  (i) For purposes of Section 6.4, the Trustee shall be paid per annum $1.15 per 1,000 Units.

                  (j) For purposes of Section 7.4, the Depositor's maximum supervisory annual fee is hereby specified to be $.10 per $1,000 principal amount of Securities.

                  (k) The fiscal year for the Trust shall end on June 30th of each year.

                  (l) For purposes of these Series of Qualified Unit Investment Liquid Trust Series ("QUILTS"), the form of Certificate set forth in the Indenture shall be appropriately modified to reflect the titles of these Series as set forth above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                           [Signatures on separate pages]


                                      -2-
C/M: 11205.0004 188026.1

                                          QUEST FOR VALUE DISTRIBUTORS
                                                as Depositor

                                          By: OPPENHEIMER FINANCIAL CORP.
                                                as Managing Partner of the
                                                Depositor


                                           By: /s/ Ernest DiLorenzo
                                                Authorized Person




STATE OF NEW YORK                   )
                                    : ss:
COUNTY OF NEW YORK                  )


                  I, Joy L. Hunt, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Ernest DiLorenzo personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be an Authorized Person of Oppenheimer Financial Corp., a Delaware corporation, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act as such Authorized Person and as the free and voluntary act of said Oppenheimer Financial Corp., for the uses and purposes therein set forth.

                  GIVEN under my hand and notarial seal this 21st day of September, 1995.


                                                   Joy L. Hunt
                                                   Notary Public



(SEAL)


My Commission expires:  7/17/97

C/M: 11205.0004 188026.1

                                            THE CHASE MANHATTAN BANK
                                              (NATIONAL ASSOCIATION)
                                               as Trustee and Evaluator


                                            By: /s/ Miguel Cervoni



(SEAL)





STATE OF NEW YORK                   )
                                    :       ss.:
COUNTY OF NEW YORK                  )


                  I, Ada Iris Vega, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Miguel Cervoni personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be a Second Vice President of The Chase
Manhattan Bank (National Association), appeared before me this day in person, and acknowledged that he sealed with the corporate seal of The Chase Manhattan Bank (National
Association) and signed and delivered the said instrument as a free and voluntary act as such Second Vice President and as the free and voluntary act of said The Chase Manhattan Bank (National
Association) for the uses and purposes therein set forth.

                  GIVEN under my hand and notarial seal this 20th day of September,
1995.


                                            Ada Iris Vega
                                            Notary Public



(SEAL)

My Commission expires:  6-30-96


C/M: 11205.0004 188026.1

                                         KENNY S&P EVALUATION SERVICES,
                                            a division of J.J. Kenny Co., Inc.
                                            Evaluator



                                         By: /s/ Frank A. Ciccotto, Jr.
                                             Vice President


SEAL
ATTEST:  James W. Mites
         Sr. Vice President






C/M: 11205.0004 188026.1

                                   SCHEDULE A

                                    QUILTS

                           Corporate Income Series 2

                   AS OF DATE OF DEPOSIT, SEPTEMBER 21, 1995

                                                                          Coupon/
               Aggregate Principal  Title of Securities                  Maturity    Cost of Securities
Portfolio No.        Amount         Contracted for (1)    Ratings(3)      Date(s)       to Trust (2)

      1                $100,000    Wal-Mart Stores            AA          6.750%             $101,870
                                                                          5/15/02
      2                 100,000    Bell South Telecom        AAA          6.250%               98,794
                                                                          5/15/03
      3                 100,000    AT&T Corp.                 AA          6.750%              101,590
                                                                          4/01/04
      4                 100,000    Ford Motor Credit Co.      A+          6.750%               99,957
                                     Global Bond                          5/15/05
      5                 100,000    BankAmerica Corp.          A-          7.200%              102,457
                      _________                                           4/15/06           _________
                       $500,000                                                              $504,668
                       ========                                                              ========



                     ESTIMATED CASH FLOWS TO UNIT HOLDERS


         The Table below sets forth the per 1,000 Units estimated distributions of interest and principal to Unit Holders. The table assumes no changes in Trust expenses, no redemptions or sales of the underlying Corporate Securities prior to maturity and the receipt of all principal due upon maturity. To the extent the foregoing assumptions change actual distributions will vary.


                                                        Estimated Interest   Estimated Principal    Estimated Total
Quilts Corporate Income Series 2                           Distribution         Distribution         Distribution
--------------------------------                           ------------         ------------         ------------

October 1995                                                   3.28                                          3.28
November 1995 - April 2002                                     5.46                                          5.46
May 2002                                                       5.46                200.00                  205.46
June 2002 - April 2003                                         4.35                                          4.35
May 2003                                                       4.35                200.00                  204.35
June 2003 - March 2004                                         3.33                                          3.33
April 2004                                                     2.78                200.00                  202.78
May 2004 - April 2005                                          2.23                                          2.23
May 2005                                                       2.23                200.00                  202.23
June 2005 - March 2006                                         1.12                                          1.12
April 2006                                                     1.12                200.00                  201.12
